Exhibit 4.2B

THIRD SUPPLEMENTAL INDENTURE

(Senior Notes due 2027)

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”) is dated as of November 9, 2015, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the entities listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and each of its direct and indirect subsidiaries listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”) have heretofore executed and delivered to the Trustee an Indenture, dated as of March 18, 2015 (as supplemented by that First Supplemental Indenture, dated as of April 1, 2015 and that Second Supplemental Indenture, dated as of August 4, 2015, the “Indenture”) providing for the issuance of the Issuer’s 4.500% Senior Notes due 2027 (the “Notes”);

WHEREAS, Section 9.01(a)(4) of the Indenture authorizes the Issuer and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes and without the execution of such amendment or supplement by existing Subsidiary Guarantors, for the purpose of adding any additional Subsidiary Guarantee by any additional Guarantor;

WHEREAS, pursuant to Section 4.09 of the Indenture, the New Subsidiaries are required to become Subsidiary Guarantors;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	AMENDMENT TO GUARANTEE. The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors. Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

[3rd Supplemental Indenture – 2027 Notes]

3.	NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member, manager or controlling person of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Third Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Third Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.	THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

[3rd Supplemental Indenture – 2027 Notes]

2

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

SUBSIDIARY GUARANTORS:

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:		OHI Healthcare Properties Holdco, Inc. as its Primary General Partner

	By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 3rd Supplemental Indenture – 2027 Notes]

NEW SUBSIDIARIES:

ON BEHALF OF EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE II

By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 3rd Supplemental Indenture – 2027 Notes]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ David Ferrell
Name: David Ferrell
Title: Vice President

[Signature Page – 3rd Supplemental Indenture – 2027 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	11900 East Artesia Boulevard, LLC
2.	1200 Ely Street Holdings Co. LLC
3.	13922 Cerise Avenue, LLC
4.	1628 B Street, LLC
5.	2400 Parkside Drive, LLC
6.	2425 Teller Avenue, LLC
7.	245 East Wilshire Avenue, LLC
8.	3232 Artesia Real Estate, LLC
9.	3806 Clayton Road, LLC
10.	42235 County Road Holdings Co. LLC
11.	446 Sycamore Road, L.L.C.
12.	48 High Point Road, LLC
13.	523 Hayes Lane, LLC
14.	637 East Romie Lane, LLC
15.	Alamogordo Aviv, L.L.C.
16.	Albany Street Property, L.L.C.
17.	Arizona Lessor - Infinia, LLC
18.	Arkansas Aviv, L.L.C.
19.	Arma Yates, L.L.C.
20.	Avery Street Property, L.L.C
21.	Aviv Asset Management, L.L.C.
22.	Aviv Financing I, L.L.C.
23.	Aviv Financing II, L.L.C.
24.	Aviv Financing III, L.L.C.
25.	Aviv Financing IV, L.L.C.
26.	Aviv Financing V, L.L.C.
27.	Aviv Foothills, L.L.C.
28.	Aviv Healthcare Capital Corporation
29.	Aviv Healthcare Properties Operating Partnership I, L.P.
30.	Aviv Liberty, L.L.C.
31.	Avon Ohio, L.L.C.
32.	Bala Cynwyd Real Estate, LP
33.	Bayside Colorado Healthcare Associates, LLC
34.	Bayside Street II, LLC
35.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
36.	Belleville Illinois, L.L.C.
37.	Bellingham II Associates, L.L.C.
38.	Bethel ALF Property, L.L.C.
39.	BHG Aviv, L.L.C.
40.	Biglerville Road, L.L.C.
41.	Bonham Texas, L.L.C.
42.	Bradenton ALF Property, L.L.C.

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

43.	Burton NH Property, L.L.C.
44.	California Aviv Two, L.L.C.
45.	California Aviv, L.L.C.
46.	Camas Associates, L.L.C.
47.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
48.	Carnegie Gardens LLC
49.	Casa/Sierra California Associates, L.L.C.
50.	CFG 2115 Woodstock Place LLC
51.	Champaign Williamson Franklin, L.L.C.
52.	Chardon Ohio Property Holdings, L.L.C.
53.	Chardon Ohio Property, L.L.C.
54.	Chatham Aviv, L.L.C.
55.	Chippewa Valley, L.L.C.
56.	CHR Bartow LLC
57.	CHR Boca Raton LLC
58.	CHR Bradenton LLC
59.	CHR Cape Coral LLC
60.	CHR Fort Myers LLC
61.	CHR Fort Walton Beach LLC
62.	CHR Lake Wales LLC
63.	CHR Lakeland LLC
64.	CHR Pompano Beach Broward LLC
65.	CHR Pompano Beach LLC
66.	CHR Sanford LLC
67.	CHR Spring Hill LLC
68.	CHR St. Pete Bay LLC
69.	CHR St. Pete Egret LLC
70.	CHR Tampa Carrollwood LLC
71.	CHR Tampa LLC
72.	CHR Tarpon Springs LLC
73.	CHR Titusville LLC
74.	Clarkston Care, L.L.C.
75.	Clayton Associates, L.L.C.
76.	Colonial Gardens, LLC
77.	Colonial Madison Associates, L.L.C.
78.	Colorado Lessor - Conifer, LLC
79.	Columbus Texas Aviv, L.L.C.
80.	Columbus Western Avenue, L.L.C.
81.	Colville Washington Property, L.L.C.
82.	Commerce Nursing Homes, L.L.C.
83.	Commerce Sterling Hart Drive, L.L.C.
84.	Conroe Rigby Owen Road, L.L.C.
85.	CR Aviv, L.L.C.
86.	Crete Plus Five Property, L.L.C.
87.	Crooked River Road, L.L.C.
88.	CSE Albany LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

89.	CSE Amarillo LLC
90.	CSE Arden L.P.
91.	CSE Augusta LLC
92.	CSE Bedford LLC
93.	CSE Blountville LLC
94.	CSE Bolivar LLC
95.	CSE Cambridge LLC
96.	CSE Cambridge Realty LLC
97.	CSE Camden LLC
98.	CSE Canton LLC
99.	CSE Casablanca Holdings II LLC
100.	CSE Casablanca Holdings LLC
101.	CSE Cedar Rapids LLC
102.	CSE Centennial Village, LP
103.	CSE Chelmsford LLC
104.	CSE Chesterton LLC
105.	CSE Claremont LLC
106.	CSE Corpus North LLC
107.	CSE Denver Iliff LLC
108.	CSE Denver LLC
109.	CSE Douglas LLC
110.	CSE Elkton LLC
111.	CSE Elkton Realty LLC
112.	CSE Fairhaven LLC
113.	CSE Fort Wayne LLC
114.	CSE Frankston LLC
115.	CSE Georgetown LLC
116.	CSE Green Bay LLC
117.	CSE Hilliard LLC
118.	CSE Huntingdon LLC
119.	CSE Huntsville LLC
120.	CSE Indianapolis-Continental LLC
121.	CSE Indianapolis-Greenbriar LLC
122.	CSE Jacinto City LLC
123.	CSE Jefferson City LLC
124.	CSE Jeffersonville-Hillcrest Center LLC
125.	CSE Jeffersonville-Jennings House LLC
126.	CSE Kerrville LLC
127.	CSE King L.P.
128.	CSE Kingsport LLC
129.	CSE Knightdale L.P.
130.	CSE Lake City LLC
131.	CSE Lake Worth LLC
132.	CSE Lakewood LLC
133.	CSE Las Vegas LLC
134.	CSE Lawrenceburg LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

135.	CSE Lenoir L.P.
136.	CSE Lexington Park LLC
137.	CSE Lexington Park Realty LLC
138.	CSE Ligonier LLC
139.	CSE Live Oak LLC
140.	CSE Lowell LLC
141.	CSE Marianna Holdings LLC
142.	CSE Memphis LLC
143.	CSE Mobile LLC
144.	CSE Moore LLC
145.	CSE North Carolina Holdings I LLC
146.	CSE North Carolina Holdings II LLC
147.	CSE Omro LLC
148.	CSE Orange Park LLC
149.	CSE Orlando-Pinar Terrace Manor LLC
150.	CSE Orlando-Terra Vista Rehab LLC
151.	CSE Pennsylvania Holdings, LP
152.	CSE Piggott LLC
153.	CSE Pilot Point LLC
154.	CSE Pine View LLC
155.	CSE Ponca City LLC
156.	CSE Port St. Lucie LLC
157.	CSE Richmond LLC
158.	CSE Ripley LLC
159.	CSE Ripon LLC
160.	CSE Safford LLC
161.	CSE Salina LLC
162.	CSE Seminole LLC
163.	CSE Shawnee LLC
164.	CSE Spring Branch LLC
165.	CSE Stillwater LLC
166.	CSE Taylorsville LLC
167.	CSE Texarkana LLC
168.	CSE Texas City LLC
169.	CSE The Village LLC
170.	CSE Upland LLC
171.	CSE Walnut Cove L.P.
172.	CSE West Point LLC
173.	CSE Whitehouse LLC
174.	CSE Williamsport LLC
175.	CSE Winter Haven LLC
176.	CSE Woodfin L.P.
177.	CSE Yorktown LLC
178.	Cuyahoga Falls Property, L.L.C.
179.	Dallas Two Property, L.L.C.
180.	Danbury ALF Property, L.L.C.

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

181.	Darien ALF Property, L.L.C.
182.	Delta Investors I, LLC
183.	Delta Investors II, LLC
184.	Denison Texas, L.L.C.
185.	Desert Lane LLC
186.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
187.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
188.	East Rollins Street, L.L.C.
189.	Edgewood Drive Property, L.L.C.
190.	Effingham Associates, L.L.C.
191.	Elite Mattoon, L.L.C.
192.	Elite Yorkville, L.L.C.
193.	Encanto Senior Care, LLC
194.	Falcon Four Property Holding, L.L.C.
195.	Falcon Four Property, L.L.C.
196.	Falfurrias Texas, L.L.C.
197.	Florida ALF Properties, L.L.C.
198.	Florida Four Properties, L.L.C.
199.	Florida Lessor – Meadowview, LLC
200.	Florida Real Estate Company, LLC
201.	Fort Stockton Property, L.L.C.
202.	Four Fountains Aviv, L.L.C.
203.	Fredericksburg South Adams Street, L.L.C.
204.	Freewater Oregon, L.L.C.
205.	Fullerton California, L.L.C.
206.	G&L Gardens, LLC
207.	Gardnerville Property, L.L.C.
208.	Georgia Lessor - Bonterra/Parkview, LLC
209.	Germantown Property, L.L.C.
210.	Giltex Care, L.L.C.
211.	Glendale NH Property, L.L.C.
212.	Golden Hill Real Estate Company, LLC
213.	Gonzales Texas Property, L.L.C.
214.	Great Bend Property, L.L.C.
215.	Greenbough, LLC
216.	Greenville Kentucky Property, L.L.C.
217.	Heritage Monterey Associates, L.L.C.
218.	HHM Aviv, L.L.C.
219.	Hidden Acres Property, L.L.C.
220.	Highland Leasehold, L.L.C.
221.	Hobbs Associates, L.L.C.
222.	Hot Springs Atrium Owner, LLC
223.	Hot Springs Aviv, L.L.C.
224.	Hot Springs Cottages Owner, LLC
225.	Hot Springs Marina Owner, LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

226.	Houston Texas Aviv, L.L.C.
227.	Hutchinson Kansas, L.L.C.
228.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
229.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
230.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
231.	Idaho Associates, L.L.C.
232.	Illinois Missouri Properties, L.L.C.
233.	Indiana Lessor – Wellington Manor, LLC
234.	Iowa Lincoln County Property, L.L.C.
235.	Jasper Springhill Street, L.L.C.
236.	Kansas Five Property, L.L.C.
237.	Karan Associates Two, L.L.C.
238.	Karan Associates, L.L.C.
239.	Karissa Court Property, L.L.C.
240.	KB Northwest Associates, L.L.C.
241.	Kentucky NH Properties, L.L.C.
242.	Kingsville Texas, L.L.C.
243.	LAD I Real Estate Company, LLC
244.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)
245.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
246.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
247.	Louisville Dutchmans Property, L.L.C.
248.	Magnolia Drive Property, L.L.C.
249.	Manor Associates, L.L.C.
250.	Mansfield Aviv, L.L.C.
251.	Massachusetts Nursing Homes, L.L.C.
252.	McCarthy Street Property, L.L.C.
253.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
254.	Minnesota Associates, L.L.C.
255.	Mishawaka Property, L.L.C.
256.	Missouri Associates, L.L.C.
257.	Missouri Regency Associates, L.L.C.
258.	Montana Associates, L.L.C.
259.	Monterey Park Leasehold Mortgage, L.L.C.
260.	Mount Washington Property, L.L.C.
261.	Mt. Vernon Texas, L.L.C.
262.	Murray County, L.L.C.
263.	Muscatine Toledo Properties, L.L.C.
264.	N.M. Bloomfield Three Plus One Limited Company
265.	N.M. Espanola Three Plus One Limited Company
266.	N.M. Lordsburg Three Plus One Limited Company
267.	N.M. Silver City Three Plus One Limited Company
268.	New Hope Property, L.L.C.
269.	Newtown ALF Property, L.L.C.

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

270.	Nicholasville Kentucky Property, L.L.C.
271.	North Las Vegas LLC
272.	North Royalton Ohio Property, L.L.C.
273.	Norwalk ALF Property, L.L.C.
274.	NRS Ventures, L.L.C.
275.	Oakland Nursing Homes, L.L.C.
276.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
277.	October Associates, L.L.C.
278.	Ogden Associates, L.L.C.
279.	OHI (Connecticut), LLC
280.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
281.	OHI (Indiana), LLC
282.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
283.	OHI Asset (AR) Ash Flat, LLC
284.	OHI Asset (AR) Camden, LLC
285.	OHI Asset (AR) Conway, LLC
286.	OHI Asset (AR) Des Arc, LLC
287.	OHI Asset (AR) Hot Springs, LLC
288.	OHI Asset (AR) Malvern, LLC
289.	OHI Asset (AR) Mena, LLC
290.	OHI Asset (AR) Pocahontas, LLC
291.	OHI Asset (AR) Sheridan, LLC
292.	OHI Asset (AR) Walnut Ridge, LLC
293.	OHI Asset (AZ) Austin House, LLC
294.	OHI Asset (CA), LLC
295.	OHI Asset (CO), LLC
296.	OHI Asset (CT) Lender, LLC
297.	OHI Asset (FL) Lake Placid, LLC
298.	OHI Asset (FL) Lender, LLC
299.	OHI Asset (FL) Lutz, LLC
300.	OHI Asset (FL), LLC
301.	OHI Asset (GA) Dunwoody, LLC
302.	OHI Asset (GA) Macon, LLC
303.	OHI Asset (GA) Moultrie, LLC
304.	OHI Asset (GA) Roswell, LLC
305.	OHI Asset (GA) Snellville, LLC
306.	OHI Asset (ID) Holly, LLC
307.	OHI Asset (ID) Midland, LLC
308.	OHI Asset (ID), LLC
309.	OHI Asset (IL), LLC
310.	OHI Asset (IN) American Village, LLC
311.	OHI Asset (IN) Anderson, LLC
312.	OHI Asset (IN) Beech Grove, LLC
313.	OHI Asset (IN) Clarksville, LLC
314.	OHI Asset (IN) Clinton, LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

315.	OHI Asset (IN) Connersville, LLC
316.	OHI Asset (IN) Crown Point, LLC
317.	OHI Asset (IN) Eagle Valley, LLC
318.	OHI Asset (IN) Elkhart, LLC
319.	OHI Asset (IN) Forest Creek, LLC
320.	OHI Asset (IN) Fort Wayne, LLC
321.	OHI Asset (IN) Franklin, LLC
322.	OHI Asset (IN) Greensburg, LLC
323.	OHI Asset (IN) Indianapolis, LLC
324.	OHI Asset (IN) Jasper, LLC
325.	OHI Asset (IN) Kokomo, LLC
326.	OHI Asset (IN) Lafayette, LLC
327.	OHI Asset (IN) Madison, LLC
328.	OHI Asset (IN) Monticello, LLC
329.	OHI Asset (IN) Noblesville, LLC
330.	OHI Asset (IN) Rosewalk, LLC
331.	OHI Asset (IN) Salem, LLC
332.	OHI Asset (IN) Seymour, LLC
333.	OHI Asset (IN) Spring Mill, LLC
334.	OHI Asset (IN) Terre Haute, LLC
335.	OHI Asset (IN) Wabash, LLC
336.	OHI Asset (IN) Westfield, LLC
337.	OHI Asset (IN) Zionsville, LLC
338.	OHI Asset (LA) Baton Rouge, LLC
339.	OHI Asset (LA), LLC
340.	OHI Asset (MD), LLC
341.	OHI Asset (MI) Heather Hills, LLC
342.	OHI Asset (MI), LLC
343.	OHI Asset (MO), LLC
344.	OHI Asset (MS) Byhalia, LLC
345.	OHI Asset (MS) Cleveland, LLC
346.	OHI Asset (MS) Clinton, LLC
347.	OHI Asset (MS) Columbia, LLC
348.	OHI Asset (MS) Corinth, LLC
349.	OHI Asset (MS) Greenwood, LLC
350.	OHI Asset (MS) Grenada, LLC
351.	OHI Asset (MS) Holly Springs, LLC
352.	OHI Asset (MS) Indianola, LLC
353.	OHI Asset (MS) Natchez, LLC
354.	OHI Asset (MS) Picayune, LLC
355.	OHI Asset (MS) Vicksburg, LLC
356.	OHI Asset (MS) Yazoo City, LLC
357.	OHI Asset (NC) Wadesboro, LLC
358.	OHI Asset (NY) 2nd Avenue, LLC
359.	OHI Asset (NY) 93rd Street, LLC
360.	OHI Asset (OH) Lender, LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

361.	OHI Asset (OH), LLC
362.	OHI Asset (OR) Portland, LLC
363.	OHI Asset (OR) Troutdale, LLC
364.	OHI Asset (PA) GP, LLC
365.	OHI Asset (PA) West Mifflin, LP
366.	OHI Asset (PA), LLC
367.	OHI Asset (PA), LP
368.	OHI Asset (SC) Aiken, LLC
369.	OHI Asset (SC) Anderson, LLC
370.	OHI Asset (SC) Easley Anne, LLC
371.	OHI Asset (SC) Easley Crestview, LLC
372.	OHI Asset (SC) Edgefield, LLC
373.	OHI Asset (SC) Greenville Griffith, LLC
374.	OHI Asset (SC) Greenville Laurens, LLC
375.	OHI Asset (SC) Greenville North, LLC
376.	OHI Asset (SC) Greenville, LLC
377.	OHI Asset (SC) Greer, LLC
378.	OHI Asset (SC) Marietta, LLC
379.	OHI Asset (SC) McCormick, LLC
380.	OHI Asset (SC) Orangeburg, LLC
381.	OHI Asset (SC) Pickens East Cedar, LLC
382.	OHI Asset (SC) Pickens Rosemond, LLC
383.	OHI Asset (SC) Piedmont, LLC
384.	OHI Asset (SC) Simpsonville SE Main, LLC
385.	OHI Asset (SC) Simpsonville West Broad, LLC
386.	OHI Asset (SC) Simpsonville West Curtis, LLC
387.	OHI Asset (TN) Bartlett, LLC
388.	OHI Asset (TN) Collierville, LLC
389.	OHI Asset (TN) Jefferson City, LLC
390.	OHI Asset (TN) Memphis, LLC
391.	OHI Asset (TN) Rogersville, LLC
392.	OHI Asset (TX) Anderson, LLC
393.	OHI Asset (TX) Bryan, LLC
394.	OHI Asset (TX) Burleson, LLC
395.	OHI Asset (TX) College Station, LLC
396.	OHI Asset (TX) Comfort, LLC
397.	OHI Asset (TX) Diboll, LLC
398.	OHI Asset (TX) Granbury, LLC
399.	OHI Asset (TX) Hondo, LLC
400.	OHI Asset (TX) Italy, LLC
401.	OHI Asset (TX) Winnsboro, LLC
402.	OHI Asset (TX), LLC
403.	OHI Asset (UT) Ogden, LLC
404.	OHI Asset (UT) Provo, LLC
405.	OHI Asset (UT) Roy, LLC
406.	OHI Asset (VA) Charlottesville, LLC

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

407.	OHI Asset (VA) Farmville, LLC
408.	OHI Asset (VA) Hillsville, LLC
409.	OHI Asset (VA) Rocky Mount, LLC
410.	OHI Asset (WA) Battle Ground, LLC
411.	OHI Asset (WV) Danville, LLC
412.	OHI Asset (WV) Ivydale, LLC
413.	OHI Asset CHG ALF, LLC
414.	OHI Asset CSB LLC
415.	OHI Asset CSE – E, LLC
416.	OHI Asset CSE – U, LLC
417.	OHI Asset CSE–E Subsidiary, LLC
418.	OHI Asset CSE–U Subsidiary, LLC
419.	OHI Asset HUD CFG, LLC
420.	OHI Asset HUD Delta, LLC
421.	OHI Asset HUD H-F, LLC
422.	OHI Asset HUD SF CA, LLC
423.	OHI Asset HUD SF, LLC
424.	OHI Asset HUD WO, LLC
425.	OHI Asset II (CA), LLC
426.	OHI Asset II (FL), LLC
427.	OHI Asset II (PA), LP
428.	OHI Asset III (PA), LP
429.	OHI Asset IV (PA) Silver Lake, LP
430.	OHI Asset Management, LLC
431.	OHI Asset RO PMM Services, LLC
432.	OHI Asset RO, LLC
433.	OHI Asset, LLC
434.	OHI Healthcare Properties Holdco, Inc.
435.	OHI Healthcare Properties Limited Partnership
436.	OHI Mezz Lender, LLC
437.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
438.	OHIMA, LLC (f/k/a OHIMA, Inc.)
439.	Ohio Aviv Three, L.L.C.
440.	Ohio Aviv Two, L.L.C.
441.	Ohio Aviv, L.L.C.
442.	Ohio Indiana Property, L.L.C.
443.	Ohio Pennsylvania Property, L.L.C.
444.	Oklahoma Two Property, L.L.C.
445.	Oklahoma Warr Wind, L.L.C.
446.	Omaha Associates, L.L.C.
447.	Omega TRS I, Inc.
448.	Orange ALF Property, L.L.C.
449.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
450.	Orange, L.L.C.
451.	Oregon Associates, L.L.C.

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

452.	Oso Avenue Property, L.L.C.
453.	Ostrom Avenue Property, L.L.C.
454.	Palm Valley Senior Care, LLC
455.	Panama City Nursing Center LLC
456.	Pavillion North Partners, LLC
457.	Pavillion North, LLP
458.	Pavillion Nursing Center North, LLC
459.	Peabody Associates Two, L.L.C.
460.	Peabody Associates, L.L.C.
461.	Pennington Road Property, L.L.C.
462.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
463.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
464.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
465.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
466.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
467.	Pocatello Idaho Property, L.L.C.
468.	Pomona Vista L.L.C.
469.	Prescott Arkansas, L.L.C.
470.	PV Realty–Willow Tree, LLC
471.	Raton Property Limited Company
472.	Ravenna Ohio Property, L.L.C.
473.	Red Rocks, L.L.C.
474.	Richland Washington, L.L.C.
475.	Ridgecrest Senior Care, LLC
476.	Riverside Nursing Home Associates Two, L.L.C.
477.	Riverside Nursing Home Associates, L.L.C.
478.	Rockingham Drive Property, L.L.C.
479.	Rose Baldwin Park Property L.L.C.
480.	S.C. Portfolio Property, L.L.C.
481.	Salem Associates, L.L.C.
482.	San Juan NH Property, LLC
483.	Sandalwood Arkansas Property, L.L.C.
484.	Santa Ana-Bartlett, L.L.C.
485.	Santa Fe Missouri Associates, L.L.C.
486.	Savoy/Bonham Venture, L.L.C.
487.	Searcy Aviv, L.L.C.
488.	Sedgwick Properties, L.L.C.
489.	Seguin Texas Property, L.L.C.
490.	Sierra Ponds Property, L.L.C.
491.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
492.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc.)

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

493.	Skyler Maitland LLC
494.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)
495.	Skyview Associates, L.L.C.
496.	Southeast Missouri Property, L.L.C.
497.	Southern California Nevada, L.L.C.
498.	St. Joseph Missouri Property, L.L.C.
499.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
500.	Star City Arkansas, L.L.C.
501.	Stephenville Texas Property, L.L.C.
502.	Sterling Acquisition, LLC
503.	Stevens Avenue Property, L.L.C.
504.	Sun-Mesa Properties, L.L.C.
505.	Suwanee, LLC
506.	Texas Fifteen Property, L.L.C.
507.	Texas Four Property, L.L.C.
508.	Texas Lessor – Stonegate GP, LLC
509.	Texas Lessor – Stonegate, Limited, LLC
510.	Texas Lessor – Stonegate, LP
511.	Texhoma Avenue Property, L.L.C.
512.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
513.	Tujunga, L.L.C.
514.	Tulare County Property, L.L.C.
515.	VRB Aviv, L.L.C.
516.	Washington Idaho Property, L.L.C.
517.	Washington Lessor – Silverdale, LLC
518.	Washington-Oregon Associates, L.L.C.
519.	Watauga Associates, L.L.C.
520.	Wellington Leasehold, L.L.C.
521.	West Pearl Street, L.L.C.
522.	West Yarmouth Property I, L.L.C.
523.	Westerville Ohio Office Property, L.L.C.
524.	Wheeler Healthcare Associates, L.L.C.
525.	Whitlock Street Property, L.L.C.
526.	Wilcare, LLC
527.	Willis Texas Aviv, L.L.C.
528.	Yuba Aviv, L.L.C.

[Schedule I – 3rd Supplemental Indenture – 2027 Notes]

Schedule II

NEW SUBSIDIARIES

1.	OHI Asset (FL) Pensacola - Hillview, LLC

2.	OHI Asset (FL) Eustis, LLC

3.	OHI Asset (WA) Fort Vancouver, LLC

4.	OHI Asset (VA) Martinsville SNF, LLC

[Schedule II – 3rd Supplemental Indenture – 2027 Notes]